UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 26, 2017

UNISYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lakeview Drive, Suite 100 Blue Bell, Pennsylvania 19422
(Address of principal executive offices) (Zip Code)

(215) 986-4011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The 2017 annual meeting of stockholders (the “Annual Meeting”) of Unisys Corporation (the “Company”) was held on April 26, 2017.

(b)	The following matters were voted upon at the Annual Meeting and received the following votes:

(1)	The individuals listed below were elected to serve as directors of the Company:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter A. Altabef	39,828,871	410,358	294,368	6,505,984
Jared L. Cohen	33,697,100	6,494,559	341,938	6,505,984
Alison Davis	33,654,503	6,516,516	362,578	6,505,984
Nathaniel A. Davis	37,444,004	2,739,063	350,530	6,505,984
Denise K. Fletcher	39,183,524	993,056	357,017	6,505,984
Philippe Germond	39,237,647	938,903	357,047	6,505,984
Paul E. Martin	39,333,868	853,232	346,497	6,505,984
Lee D. Roberts	33,668,685	6,522,662	342,250	6,505,984
Paul E. Weaver	39,293,076	902,200	338,321	6,505,984

(2)
A proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2017 was approved with 46,691,221 votes for; 261,228 votes against; and 87,132 abstentions.

(3)
A proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 150,000,000 was approved with 38,420,562 votes for; 8,181,519 votes against; and 437,500 abstentions.

(4)
A proposal to approve a resolution approving executive compensation on an advisory basis was approved with 27,414,556 votes for; 12,984,703 votes against; 134,338 abstentions; and 6,505,984 broker non-votes.

(5)
An advisory vote on the frequency of holding an advisory vote on executive compensation was held with 37,583,707 votes for one year; 469,897 votes for two years; 2,348,117 votes for three years; 131,876 abstentions; and 6,505,94 broker non-votes.

(d)
In light of the vote referred to in (b)(5) above, the Company expects to include an advisory vote on executive compensation in its proxy materials every year until the next advisory vote on frequency, which will be no later than the Company’s 2023 Annual Meeting.

Item 8.01. Other Events
At the Annual Meeting on April 26, 2017, the Company’s stockholders approved an amendment (which was described in the Company's proxy statement for the Annual Meeting) to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 150,000,000. Accordingly, on April 27, 2017, the Company filed a Certificate of Amendment so amending the Company’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of this Certificate of Amendment is filed as Exhibit 3.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is being filed herewith:

3.1Certificate of Amendment to Restated Certificate of Incorporation of Unisys Corporation filed with the Secretary of State of the State of Delaware on April 27, 2017.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

Date: April 28, 2017	By:	/s/ Gerald P. Kenney
Gerald P. Kenney
Senior Vice President, General Counsel and Secretary